UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 21, 2003



                          PANASIA COMMUNICATIONS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Nevada                     0-25553             88-0419476
(State or other jurisdiction of    (Commission File       (IRS Employer
 incorporation or organization)          Number)        Identification No.)



             Suite 1001, 1166 Alberni Street
           Vancouver, British Columbia, Canada                V6E 3Z3
------------------------------------------------------      ----------
          (Address of principal executive offices)          (Zip Code)



                Issuer's telephone number
                  (including area code)                    (604) 648-2090


------------------------------------------------------      -----------
    (Former name, former address and former                  (Zip Code)
   fiscal year, if changed since last report)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

Yes  [X]     No  [ ]


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

On January 21, 2003, the Board of Directors of the Company by Resolution, agreed to a shares for debt exchange with creditor(s) totaling 1,030,636 Common Stock at an exchange price per share of $0.015. These shares will be issued under the conditions of Rule 144 and are to contain an appropriate restrictive legend.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

No events to report.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

No events to report.

ITEM 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

No events to report.

ITEM 5.   OTHER EVENTS

No events to report.

ITEM 6.   RESIGNATION OF REGISTRANTS DIRECTOR

No events to report.

ITEM 7.   FINANCIAL STATEMENTS

No events to report.

ITEM 8.   CHANGE IN FISCAL YEAR

No events to report.



Exhibits:
---------
     1.   Resolution of the Board of Directors of PanAsia Communications Corp.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PANASIA COMMUNICATIONS CORP.

/s/ Mark Glusing
-------------------------
Mark Glusing, President


January 21, 2003
-------------------------
Date


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